================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  June 27, 2000
                                                  -------------


                          DLJ Commercial Mortgage Corp.
             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                       333-82275-02              13-3956945
----------------------------            ------------         -------------------
(State or Other Jurisdiction            (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)


 277 PARK AVENUE, NEW YORK, NEW YORK                                    10172
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (212) 892-3000
                                                   --------------

           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On June 27, 2000, a single series of certificates entitled Series 2000-CF1 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2000, among DLJ Commercial Mortgage Corp. as depositor (the "Depositor"), Midland Loan Services, Inc. as master servicer (the "Master Servicer"), GMAC Commercial Mortgage Corporation as special servicer (the "Special Servicer") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of 18 classes identified as the "Class S Certificates", the "Class A-1A Certificates", the "Class A-1B Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates", the "Class B-6 Certificates", the "Class B-7 Certificates", the Class B-8 Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class R Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on June 1, 2000 (the "Cut-off Date"), an aggregate principal balance of $886,241,440 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired all of the Mortgage Loans from Column Financial, Inc. which is an affiliate of the Depositor (the "Mortgage Loan Seller"), pursuant to a mortgage loan purchase agreement between the Depositor and the Mortgage Loan Seller. The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class S, Class A-1A, Class A-1B, Class A-2, Class A-3 Class A-4, Class B-1 and Class B-2 Certificates to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), Goldman Sachs & Co. ("GS&C") and Salomon Smith Barney Inc. ("SSBI", and together with DLJSC and GS&C, the "Underwriters") pursuant to an underwriting agreement dated June 20, 2000 (the "Underwriting Agreement"), among the Depositor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1 and a form of the Underwriting Agreement is attached hereto as
Exhibit 99.2.

     The Class S Certificates have an initial aggregate notional amount of $886,241,440. The Class A-1A Certificates have an initial aggregate principal balance of $96,065,000. The Class A-1B Certificates have an initial aggregate principal balance of $566,400,000. The Class A-2 Certificates have an initial aggregate principal balance of $44,312,000. The Class A-3 Certificates have an initial aggregate principal balance of $37,665,000. The Class A-4 Certificates have an initial aggregate principal balance of $13,294,000. The Class B-1 Certificates have an initial aggregate principal balance of $31,018,000. The Class B-2 Certificates have an initial aggregate principal balance of $11,078,000. The Class B-3 Certificates have an initial aggregate principal balance of $31,019,000. The Class B-4 Certificates have an initial aggregate principal balance of $8,862,000. The Class B-5 Certificates have an initial aggregate principal balance of $2,216,000. The Class B-6 Certificates have an initial aggregate principal balance of $6,647,000. The Class B-7 Certificates have an initial aggregate principal balance of $8,862,000. The Class B-8 Certificates have an initial aggregate principal balance of $8,863,000. The Class C Certificates have an initial aggregate principal balance of $15,952,000. The Class D Certificates have an initial aggregate principal balance of $3,988,440.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of business acquired:

    Not applicable.

(b) Pro forma financial information:
    Not applicable.

(c) Exhibits:

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Pooling and Servicing Agreement.

99.2              Underwriting Agreement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  July 12, 2000

                                            DLJ COMMERCIAL MORTGAGE CORP.

                                            By: /s/ N. DANTE LaROCCA
                                                --------------------------------
                                                Name:  N. Dante LaRocca
                                                Title: Senior Vice President

                                  EXHIBIT INDEX
                                  -------------

     The following exhibits are filed herewith:

EXHIBIT NO.
-----------
  99.1          Pooling and Servicing Agreement.

  99.2          Underwriting agreement.